UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

Date of Filing: November 4, 2009

CHINA GREEN CREATIVE, INC.

(Exact name of registrant as specified in charter)

Nevada	333-147084	83-0506099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24th Floor, Unit 03, Great China International Exchange Square No. 1 Fuhua Rd. Futian District, Shenzhen, Guangdong Province, China 518034	518034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 86-755-23998799

NA

 (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 4, 2009, the Board of Directors of the Company elected to change the fiscal year of the Company to a December 31 year-end.  The Company will file a Form 10-Q for its quarter ended September 30, 2009 and will thereafter file a Form 10-K for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN CREATIVE, INC.

/s/   Ye Xin Zhang____________________

Name:  Ye Xin Zhang

Title: Chief Executive Officer

Dated: November 4, 2009